Receivables from hub partners (Tables)	12 Months Ended
Dec. 31, 2022
Receivables from hub partners.
Schedule of receivables from hub partners are amounts of cash transferred to hub partners

	December 31,	December 31,
	2022	2021
Credit to hub partners – distance learning centers	82,650	—
Allowance for expected credit losses of financial assets	(2,554)	—
Financial assets	80,096	—
Current	31,979	—
Non-current	48,117	—